UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: March 6, 2009
(Date of earliest event reported)

CMG HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada --------------------------------	000-51770 --------------------------------	87-0733770 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Biscayne Boulevard
Miami, FL 33137
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(Address of principal executive offices) (Zip Code)

(305) 751-1667
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item  1.01      Entry into a Material Definitive Agreement.

Effective March 6, 2009, the Registrant, through a wholly owned subsidiary CMGO Capital, Inc., a Nevada corporation, completed a Note Purchase Agreement with Bank of America to purchase the senior secured debt obligations of The Experiential Agency, Inc.

SECTION 8 - OTHER EVENTS

             Item 8.01  Other Events.

Effective March 6, 2009, the Registrant changed its transfer agent from U.S. Stock Transfer, Corp. to:

Corporate Stock Transfer, Inc.
3200 Cherry Creek South Drive, Suite 430
Denver, Colorado 80209
Telephone: (303) 282-4800
Fax (303) 282-5800
www.corporatestock.com

SIGNATURE

CMG HOLDINGS, INC.
(Registrant)

Date: March 6, 2009	By: /s/ ALAN MORELL
Alan Morell
Chief Executive Officer
(Duly Authorized Officer)

Date: March 6, 2009	By: /s/ JAMES J. ENNIS
James J. Ennis
Chief Financial Officer
(Principal Financial
and Accounting Officer)